Exhibit 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Charming Medical Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Ching Man Cheung, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2026	CHARMING MEDICAL LIMITED

	By:	/s/ Ching Man Cheung
	Name:	Ching Man Cheung
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)